UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2012

Date of Report (Date of earliest event reported)

SPRING CREEK HEALTHCARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	814-00783	98-0496750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South Suite 1000 Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

646-961-4459
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 - Corporate Governance and Management Item 5.02 - Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2012, Robert Hanfling resigned as a member of our Board of Directors. His resignation was not the result of any disagreement with us on any matter relating to operations, policies or practices, including accounting or financial policies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING CREEK HEALTHCARE SYSTEMS, INC.

Date: May 2, 2012	By:	/s/ Jan E. Chason
Jan E. Chason
Chief Financial Officer

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